                                                                      Exhibit 24
                                                                      ----------

                               POWER OF ATTORNEY

                      (Re: Employee Stock Incentive Plan)


     Each of the undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoints Richard A. Cheap, Thomas E. Hoaglin, and Michael J. McMennamin, as his attorneys, and any of them, with power to act without the others, as his attorney, to sign, in his name and on his behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on the appropriate form (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 12,400,000 authorized and unissued shares of the common stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the common stock of the Corporation generally), in connection with the Corporation's Employee Stock Incentive Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as any of the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

     In Witness Whereof, the undersigned have signed these presents as of the dates indicated next to their respective signatures below.

           Signature:                              Title:                           Date:
           ---------                               -----                            ----
 /s/ Franck Wobst                         Chairman and Director               August 15, 2001
------------------------------
Frank Wobst

 /s/ Thomas E. Hoaglin                    Chief Executive Officer,            August 15, 2001
------------------------------
Thomas E. Hoaglin                         President, and Director
                                          (principal executive officer)

 /s/ Michael J. McMennamin                Executive Vice President and        August 15, 2001
------------------------------
Michael J. McMennamin                     Chief Financial Officer
                                          (principal financial officer
                                          and principal accounting
                                          officer)

 /s/ Don Conrad                           Director                            August 15, 2001
------------------------------
Don Conrad

 /s/ Don M. Casto III                     Director                            August 15, 2001
------------------------------
Don M. Casto III

 /s/ John B. Gerlach, Jr.                 Director                            August 15, 2001
------------------------------
John B. Gerlach, Jr.

 /s/ Patricia T. Hayot                    Director                            August 15, 2001
------------------------------
Patricia T. Hayot

 /s/ Wm. J. Lhota                         Director                            August 15, 2001
------------------------------
Wm. J. Lhota

 /s/ Robert H. Schottenstein              Director                            August 15, 2001
------------------------------
Robert H. Schottenstein

 /s/ George A. Skestos                    Director                            August 15, 2001
------------------------------
George A. Skestos

 /s/ Lewis R. Smoot, Sr.                  Director                            August 15, 2001
------------------------------
Lewis R. Smoot, Sr.

 /s/ Timothy P. Smucker                   Director                            August 15, 2001
------------------------------
Timothy P. Smucker